UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: August 18, 2010
(Date of earliest event reported)
Osteotech, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-34612

Delaware (State or other jurisdiction of incorporation)	13-3357370 (IRS Employer Identification No.)
51 James Way
Eatontown, New Jersey 07724
(Address of principal executive offices, including zip code)
(732) 542-2800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
As previously disclosed, and as required by Section 5.04(b) of the Agreement and Plan of Merger, dated August 16, 2010, among Osteotech, Inc., a Delaware corporation (“Osteotech”), Medtronic, Inc., a Minnesota corporation (“Medtronic”), Medtronic Sofamor Danek, Inc., an Indiana corporation and a wholly owned direct subsidiary of Medtronic (“MSD”), and England Merger Corporation, a Delaware corporation and wholly owned direct subsidiary of MSD, Osteotech postponed the Annual Meeting of Stockholders originally scheduled for August 23, 2010. A copy of the press release issued by Osteotech announcing the postponement of the meeting is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release of Osteotech, Inc., dated August 18, 2010, announcing postponement of the 2010 Annual Meeting of Stockholders.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSTEOTECH, INC.
	By:	/s/ Mark H. Burroughs
Mark H. Burroughs
Date: August 18, 2010		Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Osteotech, Inc., dated August 18, 2010, announcing postponement of the 2010 Annual Meeting of Stockholders.